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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


                           -----------------------------

                                     FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 and 15(d) of the
                            Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) November 20, 1996
                                                        -----------------

                                 SIGNATURE INNS, INC.

                (Exact name of Registrant as specified in charter)

         Indiana                       0-9659               35-1426996
  -------------------------          ------------       -------------------
  (State or other jurisdic-          (Commission           (IRS Employer
   tion of incorporation)             File Number)      Identification No.)

        250 East 96th Street, Suite 450, Indianapolis, Indiana 46240
        ------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)

     Registrant's telephone number, including area code    (317) 581-1111
                                                           --------------

                                      N/A
          --------------------------------------------------------------
          (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS.

     The Company issued the following as a press release and a letter to its Shareholders on November 20, 1996:

NOVEMBER 20, 1996


As you are aware, we recently announced plans for a public offering of common stock and the acquisition of our partnership-owned Signature Inn hotels. Due to market conditions, the offering has been postponed indefinitely while the Company and its lead investment banker, McDonald & Co., review alternative means of raising capital.

We will keep you abreast of our plans as events dictate.




                                    Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Signature Inns, Inc. (Registrant)


                                        By: /s/ John D. Bontreger
                                           -----------------------------------
                                           John D. Bontreger, President and
                                           Chief Executive Officer

































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